UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22023

Nuveen Managed Accounts Portfolios Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report dated July 31, 2007	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Municipal Total Return Managed Accounts Portfolio

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“No one knows

what the future

will bring, which

is why we think

a well-balanced

portfolio ... is

an important

component in

achieving your

long-term

financial goals.”

Dear Shareholder,

I am very pleased to introduce the new Municipal Total Return Managed Accounts Portfolio covered by this report. This Fund began investment operations on May 31, 2007. For more information on the Fund’s performance, please read the Portfolio Manager’s Comments and the Fund Spotlight sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. The company has accepted a buyout offer from a private equity investment firm. While this may affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Funds, their portfolio management strategies or their dividend policies. We will provide you with additional information about this transaction as more details become available.

With the recent volatility in the market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

September 14, 2007

Annual Report  l  Page 1

Portfolio Manager’s Comments

Portfolio manager Marty Doyle examines the investment strategy of and how it was applied to the Municipal Total Return Managed Accounts Portfolio. Marty, who has 20 years of investment experience, has managed the Municipal Total Return Managed Accounts Portfolio since its inception.

What is the Fund’s investment strategy and how was it applied during the reporting period?

From the period since the Fund’s inception, May 31, 2007, we have been in the initial invest up phase.

The investment strategy used for the Fund is a value-oriented one which looks for higher-yielding and undervalued municipal bonds that offer potentially above-average total return. During the initial invest-up phase of the portfolio, we sought value opportunities within an overall framework that emphasizes diversification along the credit and yield curve spectrum. When available, we purchased higher coupon bonds as well, which potentially lessen risk on longer maturity securities and may lead to less portfolio duration volatility.

Cumulative Total Returns as of 7/31/07

Since inception (5/31/07)
Municipal Total Return Managed Accounts Portfolio	1.20%
Lehman Brothers 7-Year Municipal Bond Index[1]	0.56%

Returns quoted represent past performance, which is no guarantee of future results. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

1	The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This index more closely compares to the duration of the bonds in the Fund’s portfolio. An index is not available for direct investment.

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.

Annual Report  l  Page 2

Municipal Total Return Managed Accounts Portfolio

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Municipal Total Return Managed Accounts Portfolio compared with the corresponding index. The Lehman Brothers Seven-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Municipal Total Return Managed Accounts Portfolio returns include reinvestment of all dividends and distributions. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report  l  Page 3

Fund Spotlight as of 7/31/07 Municipal Total Return Managed

Accounts Portfolio

Quick Facts

NAV	$10.12
Inception Date	5/31/07

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Fund returns assume reinvestment of dividends and capital gains. Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Cumulative Total Return as of 7/31/07

NAV
Since Inception	1. 20%
Cumulative Total Return as of 6/30/07

NAV
Since Inception	.70%
Tax-Free Yields

NAV
SEC 30-day yield	4.57%
Taxable Equivalent Yield[2]	6.35%

Expense Ratios

	Gross Expense Ratio	Net Expense Ratio	As of Date
	0.10%	0.00%	5/31/07

The expense ratios shown are estimated for the first fiscal year. The net expense ratio reflects a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses. Absent the waiver and reimbursement, expenses would be higher and total returns would be less. These expense ratios may vary from the expense ratio shown elsewhere in this report.

Bond Credit Quality1

Portfolio Statistics
Net Assets ($000)	$5,569
Average Effective Maturity (Years)	18.70
Average Duration	6.73

1	As a percentage of total long-term investments as of July 31, 2007. Holdings are subject to change.

2	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Annual Report  l  Page 4

Fund Spotlight as of 7/31/07 Municipal Total Return Managed

Accounts Portfolio

Industries1

Health Care	41.4%
Education and Civic Organizations	20.9%
Tax Obligation/General	17.6%
Transportation	6.8%
Long-Term Health	5.4%
Other	7.9%

States1

Indiana	9.9%
Oklahoma	8.8%
Ohio	8.8%
Colorado	8.3%
Michigan	7.6%
Florida	7.5%
Illinois	5.0%
Washington	4.9%
Texas	4.8%
California	4.8%
New Mexico	4.7%
Louisiana	4.6%
Connecticut	3.9%
Pennsylvania	3.7%
Other	12.7%

1	As a percentage of total long-term investments as of July 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 62 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical Performance
	Actual Performance	(5% annualized return before expenses)

Beginning Account Value (5/31/07)	$1,000.00	$1,000.00
Ending Account Value (7/31/07)	$1,012.00	$1,008.49
Expenses Incurred During Period	$—	$—

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.00% multiplied by the average account value over the period, multiplied by 62/365 (to reflect the one-half year period).

Annual Report  l  Page 5

Portfolio of Investments

Municipal Total Return Managed Accounts Portfolio

July 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Alaska – 2.8%

$145	Alaska Municipal Bond Bank Authority, General Obligation Bonds, Series 2006-2, 5.500%, 12/01/21 - MBIA Insured (Alternative Minimum Tax)	12/16 at 100.00	AAA	$156,630
	California – 4.6%

250	Lompoc Healthcare District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/34 (WI/DD, Settling 08/07/07) - XLCA Insured	8/14 at 100.00	Aaa	256,363
	Colorado – 8.0%

200	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/17	6/16 at 100.00	A–	209,632

75	Colorado Health Facilities Authority, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 6/15/15	No Opt. Call	BBB–	76,273

150	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2001A, 5.500%, 11/15/14 - FGIC Insured	11/11 at 100.00	AAA	158,178
425	Total Colorado			444,083
	Connecticut – 3.7%

200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C, 5.250%, 7/01/27 - RAAI Insured	7/17 at 100.00	AA	207,748
	Florida – 7.3%

200	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/32	8/17 at 100.00	AA–	201,016

200	University of Florida Research Foundation, Inc , Capital Improvement Revenue Bonds, Series 2003, 5.125%, 9/01/33 - AMBAC Insured	9/09 at 100.00	Aaa	203,726
400	Total Florida			404,742
	Illinois – 4.8%

250	DuPage and Will Counties Community School District 204 - Indian Prairie, Illinois, General Obligation Bonds, Series 2007A, 5.250%, 12/30/23 - FGIC Insured	6/17 at 100.00	AAA	269,735
	Indiana – 9.6%

250	Central Nine Career Charter School Building Corporation, Indiana, General Obligation Bonds, Series 2007, 5.500%, 1/15/17	No Opt. Call	A	270,478

260	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-6, 5.000%, 11/15/36	11/16 at 100.00	AA	261,612
510	Total Indiana			532,090
	Kansas – 1.2%

65	Labette County Medical Center, Kansas, Revenue Bonds, Series 2007A, 5.750%, 9/01/29	9/17 at 100.00	N/R	67,095
	Louisiana – 4.4%

235	Louisiana Public Facilities Authority, Grambling University Black and Gold Facilities Project Revenue Bonds, Series 2006A, 5.000%, 7/01/22 - CIFG Insured	7/16 at 100.00	AAA	246,271
	Maryland – 1.7%

100	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006P, 4.700%, 3/01/37	3/16 at 100.00	Aa2	94,694
	Michigan – 7.3%

200	Michigan Higher Education Student Loan Authority, Revenue Bonds, Series 2003, XVII-I, 4.750%, 3/01/18 - AMBAC Insured (Alternative Minimum Tax)	3/14 at 100.00	AAA	201,454

100	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, William Beaumont Hospital, Series 1996, 6.250%, 1/01/10	No Opt. Call	AA–	105,177

100	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 1998A, 5.000%, 12/01/28 - MBIA Insured (Alternative Minimum Tax)	12/08 at 101.00	AAA	101,063
400	Total Michigan			407,694

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Missouri – 1.4%

$75	St Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A, 5.250%, 9/01/15	No Opt. Call	N/R	$77,414
	New Mexico – 4.5%

250	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Series 2007A, 5.150%, 6/01/37 - FGIC Insured (Alternative Minimum Tax)	6/12 at 100.00	AAA	252,375
	North Carolina – 1.9%

100	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/21	10/17 at 100.00	BBB	102,810
	Ohio – 8.4%

240	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A, 6.000%, 1/01/32	7/13 at 100.00	AA–	260,191

200	Huron County, Ohio, Hospital Facilities Revenue Bonds, Fisher-Titus Medical Center, Series 2007, 5.250%, 12/01/17	6/17 at 100.00	A	209,612
440	Total Ohio			469,803
	Oklahoma – 8.5%

200	Norman Regional Hospital Authority, Oklahoma, Revenue Bonds, Series 2007, 5.250%, 9/01/21 - RAAI Insured	9/17 at 100.00	AA	209,318

260	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36	12/16 at 100.00	AA	261,630
460	Total Oklahoma			470,948
	Pennsylvania – 3.6%

200	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/35 - RAAI Insured	5/17 at 100.00	AA	199,538
	Texas – 4.7%

250	North Texas Health Facilities Development Corporation, Revenue Bonds, United Regional Health Care System, Inc , Series 2007, 5.000%, 9/01/23 - FSA Insured	9/17 at 100.00	AAA	259,930
	Virginia – 1.9%

100	Metropolitan Washington D. C. Airports Authority, Airport System Revenue Bonds, Series 2002A, 5.250%, 10/01/32 - FGIC Insured	10/12 at 100.00	AAA	102,906
	Washington – 4.7%

250	Washington State, General Obligation Bonds, Series 2005D, 5.000%, 1/01/19 - FSA Insured	1/15 at 100.00	AAA	262,868
	Wisconsin – 1.4%

75	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27	6/12 at 100.00	BBB	78,297
$5,180	Total Long-Term Investments (cost $5,328,967) – 96.4%			5,364,034

	Short-Term Investments – 7.6%

$426	State Street Global Advisors Money Market Fund, Tax Free Obligation			425,596

	Total Short-Term Investments (cost – $425,596)			425,596

	Total Investments (cost $5,754,563) – 104.0%			5,789,630

	Other Assets Less Liabilities – (4.0)%			(220,748)

	Net Assets – 100%			$5,568,882

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

N/R	Not Rated

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

Municipal Total Return Managed Accounts Portfolio

July 31, 2007

Assets
Investments, at value (cost $5,754,563)	$5,789,630
Cash	130
Receivables:
Fund Manager	5,037
Interest	38,839
Total assets	5,833,636
Liabilities
Payable for investments purchased	253,230
Accrued other expenses	11,524
Total liabilities	264,754
Net assets	$5,568,882
Shares outstanding	550,040
Net asset value per share	$10.12

Net Assets Consist of:
Capital paid-in	$5,500,857
Undistributed (Over-distribution of) net investment income	36,223
Accumulated net realized gain (loss) from investments	(3,265)
Net unrealized appreciation (depreciation) of investments	35,067
Net assets	$5,568,823

See accompanying notes to financial statements.

Statement of Operations

Municipal Total Return Managed Accounts Portfolio

For the Period May 31, 2007

(commencement of operations) through July 31, 2007

Investment Income	$36,241
Expenses
Shareholders’ servicing agent fees and expenses	5
Custodian’s fees and expenses	385
Trustees’ fees and expenses	43
Professional fees	8,429
Shareholders’ reports – printing and mailing expenses	2,500
Federal and state registration fees	170
Other expenses	74
Total expenses before expense reimbursement	11,606
Expense reimbursement	(11,606)
Net expenses	—
Net investment income	36,241
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(3,283)
Change in net unrealized appreciation (depreciation) of investments	35,067
Net realized and unrealized gain (loss)	31,784
Net increase (decrease) in net assets from operations	$68,025

See accompanying notes to financial statements.

Statement of Changes in Net Assets

Municipal Total Return Managed Accounts Portfolio

For the Period May 31, 2007

(commencement of operations) through July 31, 2007

Operations
Net investment income	$36,241
Net realized gain (loss) from investments	(3,283)
Change in net unrealized appreciation (depreciation) of investments	35,067
Net increase (decrease) in net assets from operations	68,025
Fund Share Transactions
Proceeds from sale of shares	5,400,000
Net increase (decrease) in net assets from Fund share transactions	5,400,000
Capital contribution from Adviser	857
Net increase (decrease) in net assets	5,468,882
Net assets at the beginning of period	100,000
Net assets at the end of period	$5,568,882
Undistributed (Over-distribution of) net investment income at the end of period	$36,223

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Managed Accounts Portfolios Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Municipal Total Return Managed Accounts Portfolio (the “Fund”). The Trust was organized as a Massachusetts business trust on November 14, 2006.

The Fund is developed exclusively for use within Nuveen-sponsored separately managed accounts, the Fund is a specialized municipal bond fund to be used in combination with selected individual securities to effectively model institutional-level investment strategies. Certain securities in which the Fund invests are highly speculative. The Fund enables certain Nuveen municipal separately managed account investors to achieve greater diversification and return potential by using lower quality, higher yielding securities than smaller managed accounts might otherwise achieve and to gain access to special investment opportunities normally available only to institutional investors.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters. The initial capital contribution of $100,000 was made by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen Investments, LLC (the “Distributor”), also a wholly owned Subsidiary of Nuveen, assumed all of the organization costs approximately ($6,000) and offering costs approximately ($85,000).

The Fund primarily seeks to provide attractive total return. The Fund also seeks to provide high current income exempt from regular and federal income taxes. Under normal circumstances the Fund invests in various types of municipal securities, including investment grade rated BBB/Baa or better, below investment grade rated BB/Ba or lower (high yield), and unrated leveraged municipal securities. The Fund will focus on securities with intermediate to longer term maturities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in the Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If the pricing service is unable to supply a price for a municipal bond, the Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish a fair value for the investment. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2007, the Fund had outstanding when-issued/delayed delivery purchase commitments of $253,230.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Federal Income Taxes

The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Notes to Financial Statements (continued)

Municipal Money Market Funds

The Fund is authorized to invest in municipal money market funds that pay interest income exempt from regular federal, and in some cases state and local, income taxes. The Fund indirectly bears its proportionate share of the money market fund’s fees and expenses. The Adviser does, however, reimburse the Fund for the 12b-1 fees it indirectly incurs from its investments in money market funds. During the period May 31, 2007 (commencement of operations) through July 31, 2007, the Adviser reimbursed the Fund $857 for such indirectly incurred 12b-1 fees.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

During the period May 31, 2007 (commencement of operations) through July 31, 2007, the Fund sold 540,040 shares with a value of $5,400,000.

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the period May 31, 2007 (commencement of operations) through July 31, 2007, aggregated $5,575,536 and $241,735, respectively.

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At July 31, 2007, the cost of investments was $5,754,552.

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2007, were as follows:

Gross unrealized:
Appreciation	$38,291
Depreciation	(3,213)
Net unrealized appreciation (depreciation) of investments	$35,078

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at July 31, 2007, were as follows:

Undistributed net tax-exempt income	$36,212
Undistributed net ordinary income*	—
Undistributed net long-term capital gains	—

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

During the period May 31, 2007 (commencement of operations) through July 31, 2007, the Fund made no distributions to its shareholders.

The Fund elected to defer net realized losses from investments incurred from November 1, 2006 through July 31, 2007 (“post-October losses”) in accordance with Federal income tax regulations. Post-October losses of $3,265 were treated as having arisen on the first day of the following taxable year.

5. Management Fee and Other Transactions with Affiliates

The Adviser does not charge any investment advisory or administrative fees directly to the Fund. The Adviser also agreed to reimburse all expenses of the Fund (excluding interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses). The Adviser is compensated for its services to the Fund from the fee charged at the separately managed account level.

At July 31, 2007, Nuveen owned all of the shares of the Fund.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC, pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investors include an affiliate of Merrill Lynch. It is anticipated that Merrill Lynch and its affiliates will be indirect “affiliated persons” (as that term is defined in the Investment Company Act of 1940) of the Fund upon and after the acquisition. One important implication of this is that the Fund will not be able to buy securities from or sell securities to Merrill Lynch, but the portfolio management team and Fund management do not expect that this will significantly impact the ability of the Fund to pursue its investment objectives and policies. Under the terms of the merger, each outstanding share of Nuveen Investments’ common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement. The obligations of Windy City to consummate the merger are not conditioned on its obtaining financing.

The consummation of the merger will be deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreement between the Fund and the Adviser, and will result in the automatic termination of the Fund’s agreement. The Board of Trustees of the Fund has approved a new investment management agreement with the Adviser. The agreement is being presented to the Fund’s shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date, however, SEC guidance allows funds which commence operations after December 15, 2006 to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculations in the second required financial statement reporting period. As a result, the Fund must begin to incorporate FIN 48 into its NAV calculations by January 31, 2008. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Fund.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. Subsequent Events

Distributions to Shareholders

On September 10, 2007, the Fund declared its first dividend distribution from its tax-exempt net investment income of $.1042. The distribution will be paid on October 1, 2007, to shareholders of record on September 7, 2007.

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions					Ratios/Supplemental Data
											Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(c)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
2007(d)	$10.00	$.07	$.05	$.12	$—	$—	$—	$10.12	1.20%	$5,569	1.26%	2.67%	—%	3.92%	7%

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total return is not annualized.
(c)	After expense reimbursement from Adviser.
(d)	For the period May 31, 2007 (commencement of operations) through July 31, 2007.

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Managed Accounts Portfolios Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Total Return Managed Accounts Portfolio (comprising the Nuveen Managed Accounts Portfolios Trust, hereafter referred to as the “Fund”) at July 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period May 31, 2007 (commencement of operations) through July 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

September 21, 2007

Annual Investment Management Agreement Approval Process

The Board Members are responsible for overseeing the performance of the investment adviser to the Fund and determining whether to approve the advisory arrangements. At a meeting held on November 14-16, 2006 (the “Initial Approval Meeting”), the Board Members of the Fund, including the Independent Board Members, unanimously approved the Investment Management Agreement between the Fund and Nuveen Asset Management (“NAM”). The Fund is sometimes referred to herein as a “New Fund.” The foregoing Investment Management Agreement with NAM is hereafter referred to as an “Original Investment Management Agreement.”

Subsequent to the Initial Approval Meeting, Nuveen Investments, Inc. (“Nuveen”), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm (the “Transaction”). The Original Investment Management Agreement, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”) provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of the Original Investment Management Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the “July Meeting”), the Board Members, including the Independent Board Members, unanimously approved a new Investment Management Agreement (the “New Investment Management Agreement”) with NAM on behalf of the Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contract, whichever is later. The 1940 Act also requires that the New Investment Management Agreement be approved by the Fund’s shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved an Interim Investment Management Agreement to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreement.

As NAM serves as adviser to other Nuveen funds, the Board Members already have a good understanding of the organization, operations and personnel of NAM. At a meeting held on May 21, 2007 (the “May Meeting”), many of the investment management contracts with other Nuveen funds advised by NAM (“Existing Funds”) were subject to their annual review. Although the Original Investment Management Agreement with the New Fund was recently initially approved and therefore not subject to the annual review at the May Meeting, the information provided and considerations made regarding NAM at the annual review as well as the initial approval continue to be relevant with respect to the evaluation of the New Investment Management Agreement. The Board therefore considered the foregoing as part of its deliberations of the New Investment Management Agreement. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board’s prior annual review of NAM (to the extent applicable) and the analysis undertaken and the conclusions reached by the Board Members when determining to approve the Original Investment Management Agreement.

I. Approval of the Original Investment Management Agreement

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Nuveen funds (as applicable). At each of its quarterly meetings, the Board reviewed investment performance (as applicable) and various matters relating to the operations of the Fund and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose. In addition, as noted, because NAM already serves as adviser to other Nuveen funds, the information provided regarding NAM at the annual review at the May Meeting supplemented the information received at the initial approval.

In preparation for their consideration of NAM at the May Meeting, the Independent Board Members also received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

•	the nature, extent and quality of services provided by NAM;

•	the organization and business operations of NAM, including the responsibilities of various departments and key personnel;

•

each Existing Fund’s past performance as well as the Existing Fund’s performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

•	the profitability of NAM and certain industry profitability analyses for unaffiliated advisers;

•	the expenses of NAM in providing the various services;

•

the advisory fees and total expense ratios of each Existing Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the “Peer Universe”) as well as compared to a subset of funds within the Peer Universe (the “Peer Group”) of the respective Existing Fund (as applicable);

•	the advisory fees NAM assesses to other types of investment products or clients;

•	the soft dollar practices of NAM, if any; and

•	from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the Initial Approval Meeting, the Board Members received in advance of such meeting or at prior meetings similar materials, including the nature, extent and quality of services expected to be provided; the organization and operations of NAM (including the responsibilities of various departments and key personnel); the expertise and background of NAM; the profitability of Nuveen (which includes its wholly-owned advisory subsidiaries); the proposed management fees, including comparisons with peers; the expected expenses of the New Fund, including comparisons of the expense ratios with peers; and the soft dollar practices of NAM. However, unlike Existing Funds, the New Fund did not have actual past performance at the time of approval.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. At the May Meeting and applicable Initial Approval Meeting, the Independent Board Members met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and considering the approval or renewal of the advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) directives relating to the approval or renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to the New Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM (as applicable); (c) the costs of the services to be provided and profits to be realized by NAM and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund’s investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Nuveen funds. In evaluating the advisory contracts, the Board Members also relied upon their knowledge of NAM, its services and the Nuveen funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each advisory contract.

A. Nature, Extent and Quality of Services

In considering the approval of the Original Investment Management Agreement, the Board Members considered the nature, extent and quality of NAM’s services. The Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide or are expected to provide to the Fund. At the annual review, the Board Members reviewed materials outlining any initiatives Nuveen had taken for the municipal fund product line. As noted, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members’ experience in governing the other Nuveen funds and working with NAM on matters relating to the Nuveen funds.

At the May Meeting, the Board Members also recognized NAM’s investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, with respect to the municipal funds advised by NAM, the Trustees reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM’s investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging activities, risk management operations (e.g., reviewing credit quality, duration limits, and derivatives use, as applicable), and investment operations (such as enhancements to trading procedures, pricing procedures, and client services). The Board Members also recognized NAM’s investment of resources and efforts to continue to enhance and refine its investment processes.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Fund with a wide variety of services and officers and other personnel as are necessary for the operations of the Fund, including:

•	product management;

•	fund administration;

•	oversight by shareholder services and other fund service providers;

•	administration of Board relations;

•	regulatory and portfolio compliance; and

•	legal support.

However, at the Initial Approval Meeting, the Board Members noted that the Fund is offered via separate managed accounts and may require less shareholder services than a typical retail open-end fund.

As the Fund operates in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM’s compliance activities for the Fund and enhancements thereto. In this regard, the Board Members recognized the

Annual Investment Management Agreement Approval Process (continued)

quality of NAM’s compliance team. The Board Members further noted NAM’s negotiations with other service providers and the corresponding reduction in certain service providers’ fees at the May Meeting.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Original Investment Management Agreement were satisfactory.

B. The Investment Performance of the New Fund and NAM

The Fund did not have its own performance history at its Initial Approval Meeting. The Board Members, however, were familiar with NAM’s performance record on other Existing Funds.

C. Fees, Expenses and Profitability

1. Fees and Expenses

With respect to the New Fund, at the Initial Approval Meeting, the Board considered such Fund’s proposed fee structure and expected expense ratios in absolute terms as well as compared with the fee and expense ratios of comparable unaffiliated funds and comparable affiliated funds (if any). The Board Members recognized that the fee structure of the Fund differs from other Nuveen retail open-end funds. The Fund does not pay NAM a management fee. Rather, the Fund is sold via separate managed accounts. NAM therefore receives its advisory fees via the managed account management fee. The Board Members reviewed comparisons of the effective fee rate attributed to the Fund with the management fees of funds in a comparable category of funds established by an independent third party.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members are familiar with the fees assessed to other clients of Nuveen or its affiliates. As noted above, at the Initial Approval Meeting, the Board Members recognized that the Fund is sold via separate managed accounts. Accordingly, the Fund may not incur the shareholder servicing costs to the same extent associated with typical retail funds. NAM further receives its fee pursuant to the managed account management fee. Such fee is essentially a blended rate comprised of Fund fees pro-rated to the portion of the total product represented by the Fund and the managed account fees associated with the proportion of individual securities in the overall product. The Board Members therefore considered the management fee attributed to this Fund compared to the management fees of comparable funds and the managed fee attributed to managing the individual securities to rates assessed for separate accounts.

3. Profitability

In conjunction with its review of fees at the May Meeting, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen’s corporate finance group. The Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen’s methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen’s increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to NAM by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Fund.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

In reviewing compensation, the Board Members have long understood the benefits of economies of scale as the assets of a fund grow and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. However, at the Initial Approval Meeting, the Board Members noted that the Fund’s fee schedule did not include fund-level breakpoints given its novel fee structure.

E. Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with the Fund. The Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Fund and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to initially approve an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreement are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to the Fund and that the Original Investment Management Agreement be approved.

II. Approval of the New Investment Management Agreements

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate the Original Investment Management Agreement. Accordingly, at the July Meeting, the Board of the New Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreement on behalf of the Fund. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen’s financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP’s general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreement, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

•

the structure and terms of the Transaction, including MDP’s co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

•	the strategic plan for Nuveen following the Transaction;

•	the governance structure for Nuveen following the Transaction;

•

any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM’s and Nuveen’s day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Fund;

Annual Investment Management Agreement Approval Process (continued)

•

any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

•	any anticipated effect on the Fund’s expense ratio (including advisory fees) following the Transaction;

•	any benefits or undue burdens imposed on the Fund as a result of the Transaction;

•	any legal issues for the Fund as a result of the Transaction;

•

the nature, quality and extent of services expected to be provided to the Fund following the Transaction, changes to any existing services and policies affecting the Fund, and cost-cutting efforts, if any, that may impact such services or policies;

•	any conflicts of interest that may arise for Nuveen or MDP with respect to the Fund;

•	the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

•	from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Fund; (c) the costs of the services and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, during the past year, the Board Members had completed their annual review of various investment management agreements with NAM and the Existing Funds and initially approved the Original Investment Management Agreement and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreement. Accordingly, in evaluating such agreement, the Board Members relied upon their knowledge and experience with NAM and considered the information received and their evaluations and conclusions drawn at the reviews. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of the Fund.

A. Nature, Extent and Quality of Services

In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreement, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Fund following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The Board noted that the terms of the New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreement are the same as the corresponding original agreement. The Board Members further noted that key personnel of the Adviser who have responsibility for the Fund in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen’s infrastructure (including at the affiliated sub-adviser level) or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP’s representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Fund and its shareholders by NAM is expected.

In addition to the above, the Board Members considered potential changes in the operations of the Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Fund’s transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Fund from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds’ ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds’ operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds’ historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch’s affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP’s or Merrill Lynch’s status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund’s ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual and/or initial review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by NAM and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreement.

B. Performance of the Fund

With respect to the performance of the Fund, the Board considered that the portfolio management personnel responsible for the management of the Fund’s portfolio were expected to continue to manage the portfolio following the completion of the Transaction. As a New Fund, the Fund did not have its own performance history at its Initial Approval Meeting. The Board Members noted that the New Fund has only been operating for a short period since inception. The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreement.

C. Fees, Expenses and Profitability

As described in more detail above, during the initial review, the Board Members considered, among other things, the advisory fees and expenses applicable to the Fund, and comparisons of such fees and expenses with peers. At the initial review, the Board Members determined that the advisory fees and expenses applicable to the Fund were reasonable. In evaluating the profitability of NAM under the New Investment Management Agreement, the Board Members considered their conclusions at their prior review and whether the advisory fees or other expenses applicable to the Fund would change as a result of the Transaction. As described above, the Fund is sold via separate managed accounts, and, as such, the Fund does not pay NAM a management fee, but rather, NAM receives its advisory fees via the managed account management fee. The fee schedule under the New Investment Management Agreement to be paid to NAM is identical to that under the Original Investment Management Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels (subject to certain potential adjustments noted below). Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction. Taking into consideration the Board’s prior evaluation of fees and expenses at the initial approval, the Board determined that the advisory fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability for its advisory activities (which includes its affiliated sub-advisers), at the recent annual review, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual or initial review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities continues to be reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of the Fund being spread over a larger asset base. As noted above, one method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedule that reduce fees as fund assets grow. In this case, the fee schedule for the Fund does not include fund-level breakpoints given its novel structure that the Fund does not pay a management fee.

Annual Investment Management Agreement Approval Process (continued)

E. Indirect Benefits

During their recent initial review, the Board Members considered any indirect benefits that NAM may receive as a result of its relationship with the Fund, as described above. As the policies and operations of NAM are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Fund under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Fund as a result of the Transaction or transact any business with or on behalf of the Fund (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Fund as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

F. Other Considerations

In addition to the factors above, the Board Members also considered the following with respect to the Fund:

•

Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period (such commitment, however, may exclude or be adjusted for the impact of future class-specific expense allocation protocol changes for a particular mutual fund); (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Fund and other municipal funds NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other “minority owners” to fill the void necessitated by not being able to use Merrill Lynch).

•

The Fund would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreement (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the Fund).

•	The reputation, financial strength and resources of MDP.

•	The long-term investment philosophy of MDP and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•

The benefits to the Nuveen funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen’s distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP’s experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

G. Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreement are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to the Fund and that the New Investment Management Agreement should be approved and recommended to shareholders.

III. Approval of Interim Contracts

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreement. If necessary to assure continuity of advisory services, the Interim Investment Management Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreement. The terms of the Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the Original Investment Management Agreement.

Notes

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eight. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Director (since 1994) and Chairman (since 1996) and Non-Executive Chairman (since July 1, 2007) formerly, Chief Executive Officer (1996-June 30, 2007) of Nuveen Investments, Inc., and Nuveen Asset Management and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1992-2006) of Institutional Capital Corporation.	176

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	176

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director, SS&C Technologies, Inc. (May 2005-October 2005).	176

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	174

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	176

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	176

Carole E. Stone 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	176

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002) and Assistant Secretary and Associate General Counsel, formerly, Vice President (since 1997), of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc., Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006); formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2004	Managing Director (since 2005), formerly, Vice President (since 2002) of Nuveen Investments, LLC; Chartered Financial Analyst.	176

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	176

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Alan A. Brown 8/1/62 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	57

Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	1999	Vice President and Treasurer of Nuveen Investments, LLC and of Nuveen Investments, Inc. (since 1999); Vice President and Treasurer of Nuveen Asset Management (since 2002) and of Nuveen Investments Advisers Inc. (since 2002); Assistant Treasurer of NWQ Investment Management Company, LLC. (since 2002); Vice President and Treasurer of Nuveen Rittenhouse Asset Management, Inc. (since 2003); Treasurer of Symphony Asset Management LLC (since 2003) and Santa Barbara Asset Management, LLC (since 2006); Assistant Treasurer, Tradewinds Global Investors, LLC (since 2006); formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	176

William M. Fitzgerald 3/2/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	1995	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2001) of Nuveen Asset Management ; Vice President (since 2002) of Nuveen Investments Advisers Inc.; Chartered Financial Analyst.	176

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	176

Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	176

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	176

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	176

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), and Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006).	176

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2007); Vice President, Nuveen Investments, LLC (since 2007); Vice President and Assistant Secretary, Nuveen Asset Management and Rittenhouse Asset Management, Inc. (since 2007) prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	176

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	176

John S. White 5/12/67 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	57

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $172 billion in assets as of June 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MAN-MAPS-0707D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended July 31, 2007	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Municipal Total Return Managed Accounts Portfolio Fund [5]	8,400	0	0	0

Total	$8,400	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The fund commenced operations May 31, 2007.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Municipal Total Return Managed Accounts Portfolio Fund [1]	0	0	0	0

[1]	The fund commenced operations May 31, 2007.

Fiscal Year Ended July 31, 2006	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Municipal Total Return Managed Accounts Portfolio Fund [5]	N/A	N/A	N/A	N/A

Total	$—	$—	$—	$—

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The fund commenced operations May 31, 2007.

Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Municipal Total Return Managed Accounts Portfolio Fund [1]	N/A	N/A	N/A	N/A

[1]	The fund commenced operations May 31, 2007.

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM (“Control Affiliate”) that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended July 31, 2007	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Managed Accounts Portfolio Trust	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2006	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Managed Accounts Portfolio Trust	N/A	N/A	N/A

Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	N/A	N/A	N/A

[1]

The amounts reported for the Trust under the column heading “Tax Fees” represents amounts billed to the Adviser exclusively for the preparation for the Fund’s tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which PricewaterhouseCoopers LLP serves as independent registered public accounting firm, these fees amounted to $113,550 in 2006. Beginning with fund fiscal years ending August 31, 2006, PricewaterhouseCoopers, LLC will no longer prepare the fund tax returns.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended July 31, 2007	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Municipal Total Return Managed Accounts Portfolio Fund [1]	0	0	0	0

Total	$0

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

[1]	The fund commenced operations May 31, 2007.

Fiscal Year Ended July 31, 2006	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Municipal Total Return Managed Accounts Portfolio Fund [1]	N/A	N/A	N/A	N/A

Total	$—

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

[1]	The fund commenced operations May 31, 2007.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Managed Accounts Portfolios Trust

By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date October 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date October 5, 2007

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date October 5, 2007

*	Print the name and title of each signing officer under his or her signature.